EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
      I, Richard P. Brown, Chief Executive Officer of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended June 30, 2006 of the Registrant (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ RICHARD P. BROWN

Richard P. Brown
President and Chief Executive Officer of
American Casino & Entertainment Properties LLC
Date: August 9, 2006